8. INCOME TAXES (Dec 2011 only)	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
8. INCOME TAXES

The asset and liability method is used to account for income taxes. Under this method, deferred tax assets and liabilities are recognized for tax credits and for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not that those assets will be realized.

The Company files a consolidated federal income tax return. This return includes all corporate companies 80% or more owned by the Company as well as the Company’s pro-rata share of taxable income from pass-through entities in which the Company holds an ownership interest. State tax returns are filed on a consolidated, combined or separate basis depending on the applicable laws relating to the Company and its subsidiaries.

The Company recorded no provision for income taxes for the years ended December 31, 2011 and 2010.

A reconciliation of the differences between the United States statutory federal income tax rate and the effective tax rate as provided in the consolidated statements of operations is as follows:

	Years Ended December 31,
	2011	2010
Statutory rate	(35.0% )	(35.0% )
State income taxes, net of federal benefit	(3.9)	(4.9)
Section 382 reduction to NOL carryover	(3,827.9)	—
Change in valuation allowance	3,849.0	41.5
Stock compensation	16.8	(1.8)
Other	1.0	0.2
Effective rate	0.0%	0.0%

Deferred income taxes are provided using the asset and liability method to reflect temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using presently enacted tax rates and laws. The components of deferred income taxes included in the consolidated balance sheets were as follows (in thousands):

	December 31,
	2011	2010
Deferred tax assets:
Net operating loss carryforward	$30,681	$144,814
Capital loss carryover	8,013	7,180
Stock-based compensation	417	3,446
Derivative instruments mark-to-market	201	—
Convertible notes and warrants	—	4,520
Other accrued liabilities	123	231
Fixed assets	157	—
Other	167	279
Total deferred tax assets	39,759	160,470

Deferred tax liabilities:
Investment in New PE Holdco	(3,792)	(756)
Intangibles	(1,706)	(1,901)
Fixed assets	—	(191)
Total deferred tax liabilities	(5,498)	(2,848)

Valuation allowance	(35,352)	(158,713)
Net deferred tax liabilities	$(1,091)	$(1,091)

Classified in balance sheet as:
Deferred income tax benefit (current assets)	$—	$—
Deferred income taxes (long-term liability)	(1,091)	(1,091)
	$(1,091)	$(1,091)

A portion of the Company’s net operating loss carryforwards will be subject to provisions of the tax law that limit the use of losses incurred by a company prior to the date certain ownership changes occur. In April 2011, the Company experienced a change in ownership that initiated a new limitation on the Company’s ability to use its net operating losses. The amount of the Company’s net operating loss carryforwards that would be subject to these limitations was approximately $370,096,000 at December 31, 2011.

Due to the new limitation, a significant portion of these net operating loss carryforwards will expire regardless of whether the Company generates future taxable income. After reducing these net operating loss carryforwards for the amount which will expire, the Company had federal net operating loss carryforwards of approximately $79,605,000 and $366,948,000, and state net operating loss carryforwards of approximately $74,977,000 and $369,349,000, at December 31, 2011 and 2010, respectively.

These net operating loss carryforwards expire at various dates beginning in 2012. The deferred tax asset for the Company’s net operating loss carryforwards at December 31, 2011 does not include $1,076,000 which relates to the tax benefits associated with warrants and non-statutory options exercised by employees, members of the board and others under the various incentive plans. These tax benefits will be recognized in stockholders’ equity rather than in the statements of operations but not until the period in which these amounts decrease taxes payable.

In assessing whether the deferred tax assets are realizable, a more likely than not standard is applied. If it is determined that it is more likely than not that deferred tax assets will not be realized, a valuation allowance must be established against the deferred tax assets. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the associated temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

A valuation allowance has been established in the amount of $35,352,000 and $158,713,000 at December 31, 2011 and 2010, respectively, based on the Company’s assessment of the future realizability of certain deferred tax assets. For the years ended December 31, 2011 and 2010, the Company recorded a decrease in the valuation allowance of $123,361,000 and $30,669,000, respectively. The valuation allowance on deferred tax assets is related to future deductible temporary differences and net operating loss carryforwards (exclusive of net operating losses associated with items recorded directly to equity) for which the Company has concluded it is more likely than not that these items will not be realized in the ordinary course of operations.

At December 31, 2011, the Company had no increase or decrease in unrecognized income tax benefits for the year as a result of uncertain tax positions taken in a prior or current period. There was no accrued interest or penalties relating to tax uncertainties at December 31, 2011. Unrecognized tax benefits are not expected to increase or decrease within the next twelve months.

The Company is subject to income tax in the United States federal jurisdiction and various state jurisdictions and has identified its federal tax return and tax returns in state jurisdictions below as “major” tax filings. These jurisdictions, along with the years still open to audit under the applicable statutes of limitation, are as follows:

Jurisdiction	Tax Years

Federal	2008 – 2010
California	2007 – 2010
Colorado	2007 – 2010
Idaho	2008 – 2010
Nebraska	2008
Oregon	2008 – 2010
Wisconsin	2007 – 2008

However, because the Company had net operating losses and credits carried forward in several of the jurisdictions, including the United States federal and California jurisdictions, certain items attributable to closed tax years are still subject to adjustment by applicable taxing authorities through an adjustment to tax attributes carried forward to open years.